UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

BlackRock Allocation Target Shares

BlackRock Balanced Capital Fund, Inc.

BlackRock Bond Fund, Inc.

BlackRock FundsSM

BlackRock Funds IV

BlackRock Funds V

BlackRock Funds VI

BlackRock Long-Horizon Equity Fund

BlackRock Strategic Global Bond Fund, Inc.

BlackRock Variable Series Funds II, Inc.

Managed Account Series II

Master Bond LLC

Master Investment Portfolio II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

For Home Office and Financial Professional Use Only. Not to be Shown or Distributed to Clients.

What is happening? Why are clients being contacted?

The Investment Company Act of 1940 requires shareholder approval to change investment restrictions that are fundamental. BlackRock has filed proxy statements to update the fundamental investment restrictions of 17 mutual funds and two corresponding master funds (the “Funds”).

Why are these filings being made?

The 1940 Act requires registered investment companies, including the Funds, to have specific investment policies (or restrictions) that can only be changed by the approval of shareholders. Some fundamental policies were adopted in the past by the Funds to reflect certain regulatory, business or industry conditions which are no longer in effect. In addition, certain of the policies of the Funds that remain required by law are more restrictive than the law requires. As a result, many of the current restrictions unnecessarily limit the investment strategies available to BlackRock in managing the assets of the Fund. Proxying to amend fundamental investment restrictions is common practice industry wide. In recent years, several competitors have proxied shareholders to “modernize” their disclosure to allow maximum flexibility.

What does this mean/how will this impact shareholder investments?

Changes to the fundamental investment policies of the Funds are intended to benefit the Funds and their shareholders by providing the Funds with greater investment flexibility to pursue their investment objectives and principal investment strategies. Other than the proposals related to BlackRock Long-Horizon Equity Fund and BlackRock U.S. Mortgage Portfolio, none of the Funds anticipate making material changes to their principal investment strategies.

Whom do I call if I have questions?

If you need more information, or have any questions about voting, please call the Fund’s proxy solicitor, Computershare Fund Services, toll free at (866) 650-3710.

How do shareholders cast their vote?

Shareholders may cast their vote by phone, internet or mail or by participating in the Meeting. To vote by mail, please mark your vote on the enclosed proxy card or voting instruction form and sign, date and return the card/form in the postage-paid envelope provided. To vote by telephone or over the internet, you should call the toll-free telephone number listed on the form(s) or go to the website address listed on the form(s) and follow the instructions. If your shares in a Fund are registered in your name, you may attend and participate in the Meeting at https://meetnow.global/MJLQLHV by entering the control number found in the shaded box in your proxy card on the date and timing of the Meeting. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting. The Notice of Joint Special Meeting of Shareholders, the Proxy Statement and the form of proxy card are available on the Internet at www.proxy-direct.com/blk-32307. On this website, you will be able to access the Notice of Joint Special Meeting of Shareholders, the Proxy Statement, the form of proxy card and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

If you do not vote using one of these methods, you may be called by the funds’ proxy solicitor, Computershare Fund Services, to vote your shares.

How will clients be contacted? Will they be contacted by BlackRock or a third party?

For Home Office and Financial Professional Use Only. Not to be Shown or Distributed to Clients.

Proxy statements are initially mailed or emailed to all record date shareholder accounts based on the shareholder’s delivery preference. Reminder letters are sent to un-voted accounts to remind shareholders of the upcoming shareholder meeting.

Computershare Fund Services has been retained as the Funds’ proxy solicitor.

Shareholders that have not yet voted may receive a call from Computershare to verify that they have received the proxy materials, to answer any questions a shareholder may have about the proposals and to encourage the shareholder to vote.

How did BlackRock obtain my client’s information?

The Funds follow the standard industry proxy processes (including SEC Rule 14a-13). As such, the Funds are required to send proxy materials to all shareholders as of the date of record. Client data for shareholders invested through intermediaries is generally not sent directly to BlackRock. However, Computershare acting as agent of the Funds, will request contact information for certain shareholder accounts from the shareholder’s intermediary.

What if my client has an unpleasant experience on a call?

Shareholders may call the Funds’ proxy solicitor, Computershare Fund Services, at (866) 650-3710.

What if my client states they have already voted but they continue to receive calls?

Once shares have been voted the shareholder will no longer be contacted. However, if a shareholder votes by mail, they may receive a call in between the time that they mail the proxy card and receipt of the card and coding their account as voted by the intermediary’s proxy fulfillment vendor.

What happens if my clients do not vote?

Shareholders that have not yet voted will continue to receive reminder mailings and may also receive phone calls to verify that they have received the proxy materials, to answer any questions and to encourage voting.

Solicitation will continue until enough shareholders vote to achieve a quorum for each fund included in the proxy. It is important that shareholders vote no matter the size of their holdings. Voting promptly will help avoid shareholder meeting adjournments, additional mailings and phone calls.

Can I tell which of my clients have voted?

The intermediary’s fulfillment vendor maintains information on the status of voted shares.

Can I vote on behalf of my clients?

For this proxy, shareholders must cast their vote unless they give their intermediary authority to vote on their behalf.

When will the shareholder meetings take place?

A joint special meeting of shareholders of the Funds (the “Meeting”) will be held on Tuesday, October 26th, 2021 at 10:00am (and 10:30am for the shareholders of the Total Return V.I. Fund) (Eastern time) to consider and vote on the proposals. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Meeting will be held in a virtual meeting format

For Home Office and Financial Professional Use Only. Not to be Shown or Distributed to Clients.

only. Shareholders will not have to travel to attend the Meeting but will be able to view the Meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link.

The record date to determine which shareholders can vote has been set as of close of business on August 27th, 2021 to vote at the meetings and at any adjournments, postponements, or delays.

When are the changes expected to become effective?

Contingent upon shareholder approval, BlackRock expects the proposed changes to the fundamental investment policies to be effective in Q4 2021.

For Home Office and Financial Professional Use Only. Not to be Shown or Distributed to Clients.

What funds are impacted by the filings?

The two proxy statements impact 17 BlackRock mutual funds and two corresponding master funds outlined below.

Retail Funds	Ticker*
BATS: Series C Portfolio, a series of BlackRock Allocation Target Shares	BATAX
BATS: Series M Portfolio, a series of BlackRock Allocation Target Shares	BRAMX
BATS: Series S Portfolio, a series of BlackRock Allocation Target Shares	BRASX
BlackRock Total Return Fund, a series of BlackRock Bond Fund, Inc.	MAHQX
BlackRock Tactical Opportunities Fund, a series of BlackRock FundsSM	PBAIX
BlackRock Global Long/Short Credit Fund, a series of BlackRock Funds IV	BGCIX
BlackRock Core Bond Portfolio, a series of BlackRock Funds V	BFMCX
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, a series of BlackRock Funds V	BEDIX
BlackRock GNMA Portfolio, a series of BlackRock Funds V	BGNIX
BlackRock Inflation Protected Bond Portfolio, a series of BlackRock Funds V	BPRIX
BlackRock Low Duration Bond Portfolio, a series of BlackRock Funds V	BFMSX
BlackRock Strategic Income Opportunities Portfolio a series of BlackRock Funds V	BSIIX
BlackRock CoreAlpha Bond Fund, a series of BlackRock Funds VI	BCRIX
BlackRock Long-Horizon Equity Fund	MAEGX
BlackRock Strategic Global Bond Fund, Inc.	MAWIX
BlackRock U.S. Mortgage Portfolio, a series of Managed Account Series II	MSUMX
BlackRock Balanced Capital Fund**	MACPX
Master Funds
Master Total Return Portfolio, a series of Master Bond LLC	AGTRT
CoreAlpha Bond Master Portfolio, a series of Master Investment Portfolio II	LPCAA
V.I. Fund**
BlackRock Total Return V.I. Fund, a series of BlackRock Variable Series Funds II, Inc.	CRBDI

*Institutional share class

**Shareholders of each Fund other than Balanced Capital Fund are being asked to approve the amendment or elimination of certain of the Fund’s fundamental investment restrictions. Shareholders of Balanced Capital Fund are not being asked to approve any amendments to the Fund’s fundamental investment restrictions. Since Balanced Capital Fund invests a significant portion of its fixed-income assets in Master Total Return, shareholders of Balanced Capital Fund are being asked to provide voting instructions with the respect to the proposals for Master Total Return Portfolio

***Fund is included in a separate proxy statement because it is being mailed to insurance company contract holders.

For Home Office and Financial Professional Use Only. Not to be Shown or Distributed to Clients.

Summary of Fundamental Investment Restriction Proposals and Funds Affected

Proposals 1.A. and 2.A.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Concentration and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.

Proposals 1.B. and 2.B.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing and the Issuance of Senior Securities.

Proposals 1.C. and 2.C.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Borrowing and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.

Proposals 1.D. and 2.D.—To Approve the Amendment of the Fundamental Investment Restriction Regarding the Issuance of Senior Securities and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.

Proposals 1.E. and 2.E.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Real Estate.

Proposals 1.F. and 2.F.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Underwriting and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.

Proposals 1.G. and 2.G.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Investing in Commodities.

Proposals 1.H. and 2.H.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Lending and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Amendment of Such Fundamental Investment Restriction.

Proposals 1.I. and 2.I.—To Approve the Amendment of the Fundamental Investment Restriction Regarding Diversification.

Proposals 1.J. and 2.J.—To Approve the Elimination of the Fundamental Investment Restriction Regarding Investing for the Purpose of Exercising Control or Management and, for Total Return Fund, to Approve an Amendment to the Bylaws of BlackRock Bond Fund to Reflect the Elimination of Such Fundamental Investment Restriction.

Proposal 1.K.—To Approve the Elimination of the Fundamental Investment Restriction Regarding Purchasing Commodities Contracts and Investing in Oil, Gas or Mineral Exploration or Development Programs.

Proposal 1.L.—To Approve the Elimination of the Fundamental Investment Restriction Regarding Acquiring Other Investment Companies.

Proposal 1.M.—To Approve the Elimination of the Fundamental Investment Restriction Regarding Writing and Selling Options, Straddles and Spreads.

Proposal 1.N.—To Approve the Elimination of the Fundamental Investment Restriction Regarding the Purchase of Securities on Margin and Short Sales.

For Home Office and Financial Professional Use Only. Not to be Shown or Distributed to Clients.

Proposal 1

Fund Name	1.A.	1.B.	1.C.	1.D.	1.E.	1.F.	1.G.	1.H.	1.I.	1.J.	1.K.	1.L.	1.M.	1.N.
BATS: Series C Portfolio	N/A	●	N/A	N/A	●	●	●	●	N/A	●	●	●	●	●
BATS: Series M Portfolio	N/A	●	N/A	N/A	●	●	●	●	N/A	●	●	●	●	●
BATS: Series S Portfolio	N/A	●	N/A	N/A	●	●	●	●	N/A	●	●	●	●	●
BlackRock Total Return Fund	●	N/A	●	●	●	●	●	●	N/A	●	N/A	N/A	N/A	N/A
BlackRock Tactical Opportunities Fund	●	●	N/A	N/A	●	●	●	●	●	●	●	●	●	●
BlackRock Global Long/Short Credit Fund	●	N/A	●	●	●	●	●	●	●	N/A	N/A	N/A	N/A	N/A
BlackRock Core Bond Portfolio	●	●	N/A	N/A	●	●	●	●	●	●	●	●	●	●
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	●	●	N/A	N/A	●	●	●	●	N/A	●	●	●	●	●
BlackRock GNMA Portfolio	●	●	N/A	N/A	●	●	●	●	●	●	●	●	●	●
BlackRock Inflation Protected Bond Portfolio	●	●	N/A	N/A	●	●	●	●	N/A	●	●	●	●	●
BlackRock Low Duration Bond Portfolio	●	●	N/A	N/A	●	●	●	●	●	●	●	●	●	●
BlackRock Strategic Income Opportunities Portfolio	●	●	N/A	N/A	●	●	●	●	N/A	●	●	●	●	N/A
BlackRock CoreAlpha Bond Fund	●	N/A	●	●	●	●	●	●	●	N/A	N/A	N/A	N/A	N/A
BlackRock Long-Horizon Equity Fund	●	N/A	●	●	●	●	●	●	N/A	●	N/A	N/A	N/A	N/A
BlackRock Strategic Global Bond Fund, Inc.	●	N/A	●	●	●	●	●	●	N/A	●	N/A	N/A	N/A	N/A
BlackRock U.S. Mortgage Portfolio	●	N/A	●	●	●	●	●	●	N/A	●	N/A	N/A	N/A	N/A
Master Total Return Portfolio	●	N/A	●	●	●	●	●	●	N/A	●	N/A	N/A	N/A	N/A
CoreAlpha Bond Master Portfolio	●	N/A	●	●	●	●	●	●	●	N/A	N/A	N/A	N/A	N/A

Proposal 2

Fund Name	2.A.	2.B.	2.C.	2.D.	2.E.	2.F.	2.G.	2.H.	2.I.	2.J.
BlackRock Balanced Capital Fund, Inc.	●	N/A	●	●	●	●	●	●	N/A	●
BlackRock Total Return Fund	●	N/A	●	●	●	●	●	●	N/A	●
Blackrock CoreAlpha Bond Fund	●	N/A	●	●	●	●	●	●	●	N/A